UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported) April 19, 2007

FOUNDRY NETWORKS, INC.
(Exact name of registrant as specified in its charter)
000-26689
(Commission File Number)

Delaware	77-0431154
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)
4980 Great America Parkway
Santa Clara, CA 95054
(Address of principal executive offices, with zip code)
(408) 207-1700
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departures of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
EXHIBIT 3.2
EXHIBIT 99.1

Item 5.02. Departures of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(d) Election of Director.
At a meeting of the board of directors (the “Board”) of Foundry Networks, Inc. (the “Company”) on April 19, 2007, Celeste Volz Ford was appointed a director of the Company to fill a vacancy on the Board. Ms. Ford was also appointed to the Compensation Committee of the Board. In connection with her appointment to the Board and in accordance with the Company’s director compensation policy, Ms. Ford was granted an option to purchase 100,000 shares of the Company’s common stock under the Directors’ Stock Option Plan at an exercise price of $14.44, vesting over four years, and will also receive $40,000 annually for her service as a director and an additional $5,000 annually for her service on the Compensation Committee. The Company is entering into a customary indemnification agreement with Ms. Ford. A press release announcing Ms. Ford’s appointment is attached hereto as Exhibit 99.1.
Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
(a) Amendment of Bylaws.
Also effective on April 19, 2007, the Board amended several sections of the Bylaws of the Company. Sections 3.7 and 3.10 were amended to permit the use of electronic transmission (such as email) for providing notice of special meetings of the Board and for conducting board action by unanimous written consent. Prior to the amendment, these sections of the Bylaws did not explicitly permit the use of electronic transmission for these purposes. Additionally, Section 3.12 was amended to exclude officers from the category of employees eligible to receive loans from the Company in certain circumstances. Prior to the amendment, this provision did not explicitly exclude officers from receiving such loans.
Item 9.01. Financial Statements and Exhibits.
(c) Exhibits.

Exhibit	Description
3.2	Bylaws of Foundry Networks, Inc. (as amended)
99.1	Press Release of Foundry Networks, Inc. dated April 24, 2007, entitled “Foundry Networks Appoints Celeste Volz Ford to Board of Directors.”

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOUNDRY NETWORKS, INC.
Date: April 24, 2007	By:	/s/ CLIFF G. MOORE
Cliff G. Moore
Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

3.2	Bylaws of Foundry Networks, Inc. (as amended)
99.1	Press Release of Foundry Networks, Inc. dated April 24, 2007, entitled “Foundry Networks Appoints Celeste Volz Ford to Board of Directors.”